2022 FOURTH QUARTER Conference Call 888-346-0688 | ID – EastGroup February 8, 2023 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net December 31, 2022

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2023 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; the discontinuation of London Interbank Offered Rate; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2023, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2022 December 31, 2021 ASSETS Real estate properties 4,395,972$ 3,546,711 Development and value-add properties 538,449 504,614 4,934,421 4,051,325 Less accumulated depreciation (1,150,814) (1,035,617) 3,783,607 3,015,708 Real estate assets held for sale - 5,695 Unconsolidated investment 7,230 7,320 Cash 56 4,393 Other assets 244,944 182,220 TOTAL ASSETS 4,035,837$ 3,215,336 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 168,454$ 207,066 Unsecured debt, net of debt issuance costs 1,691,259 1,242,570 Secured debt, net of debt issuance costs 2,031 2,142 Accounts payable and accrued expenses 136,988 109,760 Other liabilities 83,666 82,338 Total Liabilities 2,082,398 1,643,876 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 43,575,539 shares issued and outstanding at December 31, 2022 and 41,268,846 at December 31, 2021 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,251,521 1,886,820 Distributions in excess of earnings (334,898) (318,056) Accumulated other comprehensive income 36,371 1,302 Total Stockholders' Equity 1,952,998 1,570,070 Noncontrolling interest in joint ventures 441 1,390 Total Equity 1,953,439 1,571,460 TOTAL LIABILITIES AND EQUITY 4,035,837$ 3,215,336

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,	
		2022	2021	2022	2021
REVENUES					
Income from real estate operations	$	129,797	107,349	486,817	409,412
Other revenue		43	23	208	63
		129,840	107,372	487,025	409,475
EXPENSES					
Expenses from real estate operations		35,272	29,557	133,915	115,078
Depreciation and amortization		40,559	33,174	153,638	127,099
General and administrative		3,859	3,623	16,362	15,704
Indirect leasing costs		136	103	546	700
		79,826	66,457	304,461	258,581
OTHER INCOME (EXPENSE)					
Interest expense		(11,648)	(8,072)	(38,499)	(32,945)
Gain on sales of real estate investments		-	38,859	40,999	38,859
Other		322	209	1,210	830
NET INCOME		38,688	71,911	186,274	157,638
Net income attributable to noncontrolling interest in joint ventures		(17)	(22)	(92)	(81)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS		38,671	71,889	186,182	157,557
Other comprehensive income (loss) - interest rate swaps		(4,757)	3,778	35,069	12,054
TOTAL COMPREHENSIVE INCOME	$	33,914	75,667	221,251	169,611
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.89	1.76	4.37	3.91
Weighted average shares outstanding		43,472	40,844	42,599	40,255
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.89	1.75	4.36	3.90
Weighted average shares outstanding		43,593	41,011	42,712	40,377

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2022 2021 2022 2021 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 38,671$ 71,889 186,182 157,557 Depreciation and amortization 40,559 33,174 153,638 127,099 Company's share of depreciation from unconsolidated investment 31 34 124 136 Depreciation and amortization from noncontrolling interest (3) - (17) - Gain on sales of real estate investments - (38,859) (40,999) (38,859) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 79,258$ 66,238 298,928 245,933 NET INCOME 38,688$ 71,911 186,274 157,638 Interest expense (1) 11,648 8,072 38,499 32,945 Depreciation and amortization 40,559 33,174 153,638 127,099 Company's share of depreciation from unconsolidated investment 31 34 124 136 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 90,926 113,191 378,535 317,818 Gain on sales of real estate investments - (38,859) (40,999) (38,859) EBITDA FOR REAL ESTATE ("EBITDAre")* 90,926$ 74,332 337,536 278,959 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.89$ 1.75 4.36 3.90 FFO attributable to common stockholders* 1.82$ 1.62 7.00 6.09 Weighted average shares outstanding for EPS and FFO purposes 43,593 41,011 42,712 40,377 December 31, * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended December 31, Twelve Months Ended (1) Net of capitalized interest of $3,878 and $2,342 for the three months ended December 31, 2022 and 2021, respectively; and $12,393 and $9,028 for the twelve months ended December 31, 2022 and 2021, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2022 2021 2022 2021 NET INCOME 38,688$ 71,911 186,274 157,638 Gain on sales of real estate investments - (38,859) (40,999) (38,859) Interest income (58) - (100) (6) Other revenue (43) (23) (208) (63) Indirect leasing costs 136 103 546 700 Depreciation and amortization 40,559 33,174 153,638 127,099 Company's share of depreciation from unconsolidated investment 31 34 124 136 Interest expense (1) 11,648 8,072 38,499 32,945 General and administrative expense (2) 3,859 3,623 16,362 15,704 Noncontrolling interest in PNOI of consolidated joint ventures (21) (15) (105) (61) PROPERTY NET OPERATING INCOME ("PNOI")* 94,799 78,020 354,031 295,233 PNOI from 2021 and 2022 acquisitions (5,712) (1,514) (17,146) (2,252) PNOI from 2021 and 2022 development and value-add properties (12,306) (3,830) (37,329) (9,937) PNOI from 2021 and 2022 operating property dispositions - (678) (237) (3,263) Other PNOI 102 (57) 323 (223) SAME PNOI (Straight-Line Basis)* 76,883 71,941 299,642 279,558 Net lease termination fee income from same properties (311) (464) (1,426) (1,411) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 76,572 71,477 298,216 278,147 Straight-line rent adjustments for same properties (362) (1,331) (1,926) (5,744) Acquired leases — market rent adjustment amortization for same properties (106) (121) (437) (662) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 76,104$ 70,025 295,853 271,741 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Twelve Months Ended December 31, December 31, (1) Net of capitalized interest of $3,878 and $2,342 for the three months ended December 31, 2022 and 2021, respectively; and $12,393 and $9,028 for the twelve months ended December 31, 2022 and 2021, respectively. (2) Net of capitalized development costs of $2,511 and $2,402 for the three months ended December 31, 2022 and 2021, respectively; and $9,985 and $7,713 for the twelve months ended December 31, 2022 and 2021, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2022 2021 OPERATING ACTIVITIES Net income 186,274$ 157,638 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 153,638 127,099 Stock-based compensation expense 8,292 7,511 Gain on sales of real estate investments (40,999) (38,859) Changes in operating assets and liabilities: Accrued income and other assets (9,291) (11,572) Accounts payable, accrued expenses and prepaid rent 17,176 13,298 Other 1,411 1,377 NET CASH PROVIDED BY OPERATING ACTIVITIES 316,501 256,492 INVESTING ACTIVITIES Development and value-add properties (494,073) (418,855) Purchases of real estate (2,049) (108,149) Real estate improvements (40,851) (36,665) Net proceeds from sales of real estate investments 51,006 44,260 Leasing commissions (37,272) (33,301) Changes in accrued development costs 4,211 21,678 Changes in other assets and other liabilities (2,120) 1,769 NET CASH USED IN INVESTING ACTIVITIES (521,148) (529,263) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 942,173 625,520 Repayments on unsecured bank credit facilities (981,383) (541,310) Proceeds from unsecured debt 525,000 175,000 Repayments on unsecured debt (75,000) (40,000) Repayments on secured debt (60,096) (76,920) Debt issuance costs (2,067) (2,678) Distributions paid to stockholders (not including dividends accrued) (193,936) (131,759) Proceeds from common stock offerings 75,622 273,409 Common stock offering related costs (247) (312) Other (29,756) (3,807) NET CASH PROVIDED BY FINANCING ACTIVITIES 200,310 277,143 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (4,337) 4,372 CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 4,393 21 CASH AND CASH EQUIVALENTS AT END OF YEAR 56$ 4,393 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $12,393 and $9,028 for 2022 and 2021, respectively 34,110$ 31,658 Cash paid for operating lease liabilities 1,793 1,707 Common stock issued in the purchase of real estate 303,682 - Debt assumed in the purchase of real estate 60,000 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 559$ 13,056 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	% Change	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021	% Change
Same Property Portfolio [1]						
Square feet as of period end	43,349	43,349		43,349	43,349	
Average occupancy	98.5%	98.1%	0.4%	98.2%	97.5%	0.7%
Occupancy as of period end	98.4%	98.3%	0.1%	98.4%	98.3%	0.1%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 105,830	99,166	6.7%	$ 414,129	388,253	6.7%
Less cash received for lease terminations	(311)	(544)		(1,426)	(1,631)	
Add straight-line rent write-offs for lease terminations	-	80		-	220	
Income excluding lease termination income	105,519	98,702	6.9%	412,703	386,842	6.7%
Expenses from real estate operations	(28,947)	(27,225)	6.3%	(114,487)	(108,695)	5.3%
PNOI excluding income from lease terminations	$ 76,572	71,477	7.1%	$ 298,216	278,147	7.2%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 105,362	97,794	7.7%	$ 411,766	382,067	7.8%
Less cash received for lease terminations	(311)	(544)		(1,426)	(1,631)	
Income excluding lease termination income	105,051	97,250	8.0%	410,340	380,436	7.9%
Expenses from real estate operations	(28,947)	(27,225)	6.3%	(114,487)	(108,695)	5.3%
PNOI excluding income from lease terminations	$ 76,104	70,025	8.7%	$ 295,853	271,741	8.9%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/21 through 12/31/22.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2022 2021 2022 2021 Straight-line rent income adjustment 3,337$ 2,187 9,991 8,698 Recoveries (reserves) of uncollectible straight-line rent (17) 73 (170) 518 Net straight-line rent adjustment 3,320 2,260 9,821 9,216 Cash received for lease terminations 311 544 2,708 1,631 Less straight-line rent write-offs - (80) - (220) Net lease termination fee income 311 464 2,708 1,411 Recoveries (reserves) of uncollectible cash rent 7 56 32 (43) Stock-based compensation expense (1,762) (1,671) (8,292) (7,511) Debt issuance costs amortization (380) (334) (1,358) (1,296) Indirect leasing costs (136) (103) (546) (700) Acquired leases - market rent adjustment amortization 608 344 2,565 1,048 2022 2021 2022 2021 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 43,472 40,844 42,599 40,255 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 43,472 40,844 42,599 40,255 Potential common shares: Unvested restricted stock 121 167 113 122 DILUTED SHARES FOR EPS AND FFO 43,593 41,011 42,712 40,377 December 31, Three Months Ended Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2022	2021	2020	2019	2018
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,035,837	3,215,336	2,720,803	2,546,078	2,131,705
Equity Market Capitalization		6,451,794	9,403,107	5,477,783	5,164,306	3,348,269
Total Market Capitalization (Debt and Equity) (1)		8,318,835	10,859,473	6,791,879	6,350,438	4,458,037
Shares Outstanding - Common		43,575,539	41,268,846	39,676,828	38,925,953	36,501,356
Price per share	$	148.06	227.85	138.06	132.67	91.73
FFO CHANGE*						
FFO per diluted share (2)	$	7.00	6.09	5.38	4.98	4.66
Change compared to same period prior year		14.9%	13.2%	8.0%	6.9%	9.6%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	4.70	3.58	3.08	2.94	2.72
FFO per diluted share (2)		7.00	6.09	5.38	4.98	4.66
Dividend payout ratio		67%	59%	57%	59%	58%
COMMON DIVIDEND YIELD						
Dividend distribution	$	4.70	3.58	3.08	2.94	2.72
Price per share		148.06	227.85	138.06	132.67	91.73
Dividend yield		3.17%	1.57%	2.23%	2.22%	2.97%
FFO MULTIPLE*						
FFO per diluted share (2)	$	7.00	6.09	5.38	4.98	4.66
Price per share		148.06	227.85	138.06	132.67	91.73
Multiple		21.15	37.41	25.66	26.64	19.68
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	337,536	278,959	245,669	221,517	200,788
Interest expense		38,499	32,945	33,927	34,463	35,106
Interest and fixed charge coverage ratio		8.77	8.47	7.24	6.43	5.72
DEBT-TO-EBITDAre RATIO*						
Debt	$	1,861,744	1,451,778	1,310,895	1,182,602	1,105,787
EBITDAre		337,536	278,959	245,669	221,517	200,788
Debt-To-EBITDAre ratio		5.52	5.20	5.34	5.34	5.51
Adjusted debt-to-pro forma EBITDAre ratio		4.48	3.83	4.43	3.92	4.73
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		22.4%	13.4%	19.3%	18.7%	24.9%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/22	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 2/6/23	
Lease-Up							
Cypress Preserve 1 & 2 [2]	Houston, TX	516,000	$ 54,081	57,800	03/23	50%	
Grand West Crossing 1	Houston, TX	121,000	13,037	15,700	04/23	100%	
Zephyr [2]	San Francisco, CA	82,000	29,028	29,800	04/23	42%	
Access Point 3 [2]	Greenville, SC	299,000	22,632	25,400	07/23	72%	
McKinney 3 & 4	Dallas, TX	212,000	24,152	27,000	07/23	100%	
Grand Oaks 75 4	Tampa, FL	185,000	16,015	17,900	09/23	0%	
Total Lease-up		1,415,000	158,945	173,600		60%	Wgt Avg %
Under Construction							
SunCoast 11	Fort Myers, FL	79,000	9,175	9,900	04/23	100%	
Arlington Tech 3	Fort Worth, TX	77,000	8,400	10,300	02/24	0%	
Gateway 2	Miami, FL	133,000	18,188	23,700	02/24	36%	
Hillside 1	Greenville, SC	122,000	9,478	11,600	02/24	0%	
I-20 West Business Center	Atlanta, GA	155,000	13,139	15,500	02/24	68%	
LakePort 4 & 5	Dallas, TX	177,000	18,705	24,000	02/24	89%	
Horizon West 1	Orlando, FL	97,000	9,569	13,200	03/24	0%	
Steele Creek 11 & 12	Charlotte, NC	241,000	16,780	25,900	04/24	87%	
Springwood 1 & 2	Houston, TX	292,000	22,973	33,300	05/24	0%	
Stonefield 35 1-3	Austin, TX	274,000	16,319	35,300	06/24	19%	
SunCoast 10	Fort Myers, FL	100,000	2,968	13,600	06/24	0%	
Baswood 3-5	Fort Worth, TX	351,000	8,362	45,000	08/24	0%	
McKinney 1 & 2	Dallas, TX	172,000	6,501	27,300	08/24	0%	
Cass White 1 & 2	Atlanta, GA	296,000	5,329	31,900	10/24	0%	
Total Under Construction		2,566,000	165,886	320,500		25%	Wgt Avg %
Total Lease-Up and Under Construction		3,981,000	$ 324,831	494,100		38%	Wgt Avg %

Projected Stabilized Yields [3]	Yield
Lease-Up	5.8%
Under Construction	6.5%
Development	6.5%
Value-Add	5.2%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	50	655,000	$ 15,395
Sacramento, CA	7	82,000	3,130
San Francisco, CA	4	65,000	3,561
Fort Myers, FL	28	364,000	7,843
Miami, FL	36	510,000	24,317
Orlando, FL	86	1,053,000	24,670
Tampa, FL	2	32,000	825
Atlanta, GA	143	1,490,000	14,713
Jackson, MS	3	28,000	706
Charlotte, NC	158	1,146,000	13,722
Greenville, SC	71	476,000	6,457
Austin, TX	132	1,557,000	46,851
Dallas, TX	12	-	4,594
Fort Worth, TX	18	313,000	7,247
Houston, TX	108	1,536,000	30,696
San Antonio, TX	35	423,000	8,891
Total Prospective Development	893	9,730,000	213,618
Total Development and Value-Add Properties	893	13,711,000	$ 538,449

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) Represents value-add acquisitions.

(3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/22	Conversion Date	% Leased 2/6/23
1st Quarter					
Access Point 1 [1]	Greenville, SC	156,000	$ 13,046	01/22	100%
Speed Distribution Center	San Diego, CA	519,000	72,428	03/22	100%
		675,000	85,474		
2nd Quarter					
Access Point 2 [1]	Greenville, SC	159,000	12,336	05/22	100%
Grand Oaks 75 3	Tampa, FL	136,000	11,644	06/22	100%
Siempre Viva 3-6 [1]	San Diego, CA	547,000	133,246	06/22	100%
		842,000	157,226		
3rd Quarter					
Steele Creek 8	Charlotte, NC	72,000	8,291	07/22	100%
CreekView 9 & 10	Dallas, TX	145,000	16,176	08/22	100%
Gateway 3	Miami, FL	133,000	18,456	08/22	100%
Ridgeview 3	San Antonio, TX	88,000	9,400	08/22	100%
Americas Ten 2	El Paso, TX	169,000	14,403	09/22	100%
Horizon West 2 & 3	Orlando, FL	210,000	18,860	09/22	83%
		817,000	85,586		
4th Quarter					
Mesa Gateway [1]	Phoenix, AZ	147,000	18,946	11/22	100%
World Houston 47	Houston, TX	139,000	17,263	11/22	100%
45 Crossing	Austin, TX	177,000	25,302	12/22	100%
Basswood 1 & 2	Fort Worth, TX	237,000	23,980	12/22	100%
Horizon West 4	Orlando, FL	295,000	25,308	12/22	100%
SunCoast 12	Fort Myers, FL	79,000	8,335	12/22	100%
Tri-County Crossing 5	San Antonio, TX	106,000	11,151	12/22	100%
Tri-County Crossing 6	San Antonio, TX	124,000	10,373	12/22	100%
		1,304,000	140,658		
Total Transferred to Real Estate Properties		3,638,000	$ 468,944		
Projected Stabilized Yield [2]		**7.1%**			99% Wgt Avg %

[1] Represents value-add acquisitions.

[2] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2022

($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]	
1st Quarter					
02/14/22	Gateway Interchange Land	Phoenix, AZ	50.2 Acres	$ 13,588	
03/28/22	Cypress Preserve 1 & 2	Houston, TX	516,000 SF	54,462	(2)
2nd Quarter					
Various [3]	Cypress Preserve Land	Houston, TX	45.7 Acres	14,724	
04/08/22	Zephyr Distribution Center	San Francisco, CA	82,000 SF	29,017	(2)
04/15/22	Mesa Gateway Commerce Center	Phoenix, AZ	147,000 SF	18,315	(2)
04/29/22	Homestead Commerce Park Land	Miami, FL	28.1 Acres	15,790	
06/01/22	Cebrian Distribution Center and Reed Distribution Center	Sacramento, CA	329,000 SF	49,726	(4)
06/01/22	6th Street Business Center, Benicia Distribution Center 1-5, Ettie Business Center, Laura Alice Business Center, Preston Distribution Center, Sinclair Distribution Center, Transit Distribution Center and Whipple Business Center	San Francisco, CA	1,377,000 SF	309,404	(4)
06/01/22	Reed Land	Sacramento, CA	6.6 Acres	3,040	(4)
06/01/22	Hercules Land	San Francisco, CA	3.9 Acres	3,561	(4)
06/30/22	Braselton 1 & 2 Land	Atlanta, GA	43.0 Acres	4,048	
3rd Quarter					
07/12/22	Access Point 3	Greenville, SC	299,000 SF	21,127	(2)
07/20/22	Eisenhauer Point 10-12 Land	San Antonio, TX	17.8 Acres	4,894	
07/22/22	Hillside 4 Land	Greenville, SC	33.2 Acres	1,280	
08/04/22	Braselton 3 Land	Atlanta, GA	13.1 Acres	1,425	
08/24/22	Heritage Grove Land	Austin, TX	44.4 Acres	15,295	
4th Quarter					
10/14/22	Greenway Land	Atlanta, GA	60.9 Acres	5,785	
10/26/22	Cameron Land	Austin, TX	87.5 Acres	30,776	
10/27/22	Speed Distribution Center	San Diego, CA	N/A	18,599	(5)
12/09/22	Eisenhauer Point 13-14 Land	San Antonio, TX	11.2 Acres	2,742	
12/09/22	MCO Logistics Center Land	Orlando, FL	10.7 Acres	6,769	
Total Acquisitions			2,750,000 SF 456.3 Acres	$ 624,367	

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain	
1st Quarter						
01/06/22	Metro Business Park	Phoenix, AZ	189,000 SF	$ 33,510	26,971	(6)
03/31/22	Cypress Creek Business Park	Fort Lauderdale, FL	56,000 SF	5,600	3,381	(6)
2nd Quarter						
05/11/22	World Houston 15 East	Houston, TX	42,000 SF	13,300	10,647	(6)
3rd Quarter						
None						
4th Quarter						
None						
Total Dispositions			287,000 SF	$ 52,410	40,999	

(1) Represents acquisition price plus closing costs.

(2) Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

(3) The Cypress Preserve Land was acquired in three separate transactions on various dates in second quarter 2022.

(4) The Company acquired these properties in connection with its acquisition of Tulloch Corporation on June 1, 2022.

(5) Represents the Company's acquisition of the 1% noncontrolling interest in the property; EastGroup now owns 100%.

(6) Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Upgrade on acquisitions	$	160	969	618	1,337
Tenant improvements:					
New tenants		3,449	5,087	13,224	13,603
Renewal tenants		1,210	1,142	3,687	3,935
Other:					
Building improvements		1,927	3,119	9,853	8,044
Roofs		946	263	6,611	8,007
Parking lots		1,884	700	3,482	1,570
Other		571	546	1,969	1,399
TOTAL REAL ESTATE IMPROVEMENTS [(1)]	$	10,147	11,826	39,444	37,895

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Development and value-add	$	3,944	3,352	14,366	12,280
New tenants		1,838	1,762	10,392	10,990
Renewal tenants		2,316	3,615	12,095	10,111
TOTAL CAPITALIZED LEASING COSTS [(2)(3)]	$	8,098	8,729	36,853	33,381

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Total Real Estate Improvements	$	39,444	37,895
Change in real estate property payables		197	(26)
Change in construction in progress		1,210	(1,204)
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	40,851	36,665

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Total Capitalized Leasing Costs	$	36,853	33,381
Change in leasing commissions payables		419	(80)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	37,272	33,301

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	29	509	4.6	56.1%	39.6%	$ 2.98	$ 3.62	$ 6.60
Renewal Leases	55	1,407	4.3	46.2%	31.9%	1.26	1.65	2.91
Total/Weighted Average	**84**	**1,916**	**4.4**	**49.2%**	**34.3%**	**$ 1.71**	**$ 2.17**	**$ 3.88**
					Per Year	**$ 0.39**	**$ 0.49**	**$ 0.88**
Weighted Average Retention [3]	**75.8%**							

Twelve Months Ended December 31, 2022	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	139	2,903	5.5	41.4%	28.5%	$ 4.78	$ 3.59	$ 8.37
Renewal Leases	233	6,317	4.6	37.7%	22.7%	0.85	1.82	2.67
Total/Weighted Average	**372**	**9,220**	**4.9**	**39.0%**	**24.7%**	**$ 2.09**	**$ 2.38**	**$ 4.47**
					Per Year	**$ 0.42**	**$ 0.49**	**$ 0.91**
Weighted Average Retention [3]	**73.8%**							

	12/31/22	09/30/22	06/30/22	03/31/22	12/31/21
Percentage Leased	**98.7%**	**99.0%**	**99.1%**	**98.8%**	**98.7%**
Percentage Occupied	**98.3%**	**98.5%**	**98.5%**	**97.9%**	**97.4%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2022
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2023 [2]	Lease Expirations in Square Feet 2024	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* QTR Cash Basis [4]	Same PNOI Change* YTD Straight-Line Basis	Same PNOI Change* YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida														
Tampa	4,348,000	7.8%	99.7%	99.4%	454,000	688,000	8.6%	9.2%	4.9%	5.1%	53.3%	37.3%	51.6%	33.6%
Orlando	4,191,000	7.4%	99.1%	98.8%	517,000	676,000	10.0%	2.2%	4.8%	2.9%	27.8%	23.8%	38.0%	21.9%
Jacksonville	2,273,000	3.2%	100.0%	100.0%	166,000	530,000	12.8%	10.0%	8.8%	7.9%	57.9%	38.2%	48.7%	31.3%
Miami/Fort Lauderdale	1,733,000	3.8%	92.2%	92.2%	250,000	349,000	-7.0%	-4.8%	1.6%	5.4%	N/A	N/A	47.1%	32.4%
Fort Myers	705,000	1.4%	100.0%	100.0%	130,000	102,000	-1.3%	0.2%	-0.5%	1.2%	24.8%	8.5%	22.3%	8.2%
	13,250,000	**23.6%**	**98.6%**	**98.4%**	**1,517,000**	**2,345,000**	**6.9%**	**4.5%**	**4.7%**	**4.6%**	**51.0%**	**34.7%**	**44.7%**	**27.8%**
Texas														
Houston	6,231,000	10.7%	97.1%	96.3%	654,000	946,000	2.8%	7.7%	1.9%	3.9%	26.7%	11.8%	22.8%	7.4%
Dallas	4,862,000	8.9%	100.0%	99.4%	586,000	777,000	3.1%	7.4%	5.0%	9.0%	47.5%	48.2%	33.7%	39.4%
San Antonio	4,411,000	8.4%	97.9%	97.6%	455,000	632,000	3.5%	3.9%	5.3%	5.4%	25.3%	15.9%	24.8%	14.8%
Austin	1,322,000	2.8%	97.8%	95.7%	109,000	275,000	1.5%	4.5%	1.2%	2.9%	N/A	N/A	53.2%	33.6%
El Paso	1,126,000	1.7%	100.0%	100.0%	120,000	194,000	4.1%	5.7%	4.7%	5.9%	64.1%	45.6%	60.7%	42.9%
Fort Worth	1,031,000	1.6%	100.0%	100.0%	109,000	81,000	-8.5%	0.2%	12.8%	23.7%	47.2%	22.0%	49.7%	26.2%
	18,983,000	**34.1%**	**98.4%**	**97.8%**	**2,033,000**	**2,905,000**	**2.4%**	**5.9%**	**4.0%**	**6.3%**	**34.0%**	**23.4%**	**30.5%**	**19.6%**
California														
Los Angeles [5]	2,484,000	7.2%	100.0%	100.0%	149,000	141,000	17.8%	15.6%	19.4%	21.7%	273.4%	192.6%	61.6%	41.9%
San Francisco	2,421,000	6.5%	94.1%	92.3%	164,000	360,000	18.2%	19.2%	17.9%	17.2%	41.2%	30.0%	81.0%	56.0%
San Diego [5]	1,933,000	5.7%	100.0%	100.0%	123,000	59,000	4.4%	42.6%	23.9%	53.9%	N/A	N/A	27.3%	21.6%
Fresno	398,000	0.6%	100.0%	98.5%	124,000	42,000	14.6%	12.8%	16.1%	15.3%	27.6%	11.7%	22.1%	12.7%
Sacramento	329,000	0.7%	100.0%	100.0%	-	10,000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	7,565,000	**20.7%**	**98.1%**	**97.5%**	**560,000**	**612,000**	**14.8%**	**21.0%**	**19.8%**	**25.6%**	**109.5%**	**81.6%**	**61.0%**	**42.6%**
Arizona														
Phoenix	3,000,000	5.6%	100.0%	100.0%	359,000	294,000	6.6%	8.4%	6.8%	9.3%	122.2%	91.7%	43.2%	28.8%
Tucson	848,000	1.5%	100.0%	100.0%	16,000	101,000	0.2%	2.3%	1.9%	7.8%	38.1%	23.9%	44.6%	29.1%
	3,848,000	**7.1%**	**100.0%**	**100.0%**	**375,000**	**395,000**	**5.0%**	**6.9%**	**5.6%**	**8.9%**	**92.4%**	**68.3%**	**43.6%**	**28.9%**
Other Core														
Charlotte	3,642,000	5.8%	100.0%	99.0%	423,000	679,000	8.2%	5.8%	6.1%	2.4%	58.3%	38.3%	34.6%	17.0%
Atlanta	1,312,000	2.2%	100.0%	100.0%	30,000	376,000	4.7%	6.2%	4.1%	11.8%	47.9%	34.8%	33.0%	26.4%
Denver	886,000	2.0%	99.0%	99.0%	25,000	62,000	17.3%	17.1%	10.4%	10.2%	37.7%	22.7%	21.6%	12.1%
Las Vegas	754,000	1.9%	98.4%	98.4%	182,000	66,000	13.9%	20.5%	16.8%	20.0%	N/A	N/A	66.3%	45.6%
	6,594,000	**11.9%**	**99.7%**	**99.1%**	**660,000**	**1,183,000**	**10.2%**	**10.0%**	**8.3%**	**7.9%**	**52.3%**	**34.2%**	**35.7%**	**20.3%**
Total Core Markets	**50,240,000**	**97.4%**	**98.7%**	**98.3%**	**5,145,000**	**7,440,000**	**6.8%**	**8.4%**	**7.2%**	**8.9%**	**50.0%**	**35.0%**	**39.3%**	**25.0%**
Total Other Markets	**1,763,000**	**2.6%**	**100.0%**	**100.0%**	**154,000**	**465,000**	**21.0%**	**21.8%**	**6.7%**	**8.3%**	**17.1%**	**4.9%**	**22.1%**	**11.1%**
Total Operating Properties	**52,003,000**	**100.0%**	**98.7%**	**98.3%**	**5,299,000**	**7,905,000**	**7.1%**	**8.7%**	**7.2%**	**8.9%**	**49.2%**	**34.3%**	**39.0%**	**24.7%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Includes month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through December 31, 2022

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF		Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	657,000	1.3%	$	-	0.0%
2023 (1)	5,299,000	10.2%		38,289	10.3%
2024	7,905,000	15.2%		55,420	14.9%
2025	8,073,000	15.5%		60,176	16.2%
2026	8,800,000	16.9%		67,607	18.2%
2027	8,461,000	16.3%		66,376	17.9%
2028	3,728,000	7.2%		25,752	6.9%
2029	2,695,000	5.2%		19,518	5.3%
2030	1,592,000	3.0%		8,779	2.4%
2031	934,000	1.8%		8,559	2.3%
2032 and beyond	3,859,000	7.4%		20,602	5.6%
TOTAL	52,003,000	100.0%	$	371,078	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2022
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.5%	2.1%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.6%	0.9%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.9%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		2	Orlando, FL	91,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.7%	0.8%
5	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
		1	Jackson, MS	6,000		
					0.6%	0.8%
6	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.7%
7	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
8	**Essendant Co.**	1	Orlando, FL	404,000	0.8%	0.6%
9	**Kuehne & Nagel, Inc.**	2	Houston, TX	172,000		
		1	Charlotte, NC	71,000		
		1	San Diego, CA	42,000		
					0.5%	0.6%
10	**Lowes Home Centers LLC**	1	Miami, FL	97,000		
		1	Tampa, FL	75,000		
		1	Orlando, FL	70,000		
		1	Pheonix, AZ	59,000		
					0.6%	0.6%
		30		3,651,000	7.0%	8.6%

[1] Calculation: Customer Annualized Base Rent as of 12/31/22 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
December 31, 2022
($ in thousands, except per share data)
(Unaudited)

	2023	2024	2025	2026	2027	2028 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ 115,000	170,000	145,000	140,000	175,000	950,000	1,695,000	5.8
Weighted average interest rate	*2.96%*	*3.65%*	*3.12%*	*2.57%*	*2.74%*	*3.44%*	*3.26%*	
Secured debt (fixed rate)	119	122	128	1,672	-	-	2,041	3.4
Weighted average interest rate	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	-	*3.85%*	
Total unsecured debt and secured debt	**$ 115,119**	**170,122**	**145,128**	**141,672**	**175,000**	**950,000**	**1,697,041**	5.8
Weighted average interest rate	*2.96%*	*3.65%*	*3.12%*	*2.58%*	*2.74%*	*3.44%*	*3.26%*	

Unsecured debt and secured debt (fixed rate)	$ 1,697,041
Unsecured bank credit facilities (variable rate)	
$50MM Line - 5.167% - matures 7/30/2025	-
$425MM Line - 5.146% - matures 7/30/2025 [2]	170,000
Total carrying amount of debt	**$ 1,867,041**
Total unamortized debt issuance costs	(5,297)
Total debt, net of unamortized debt issuance costs	**$ 1,861,744**
Equity market capitalization	
Shares outstanding - common	43,575,539
Price per share at quarter end	$ 148.06
Total equity market capitalization	**$ 6,451,794**
Total market capitalization (debt and equity) [3]	**$ 8,318,835**
Total debt / total market capitalization [3]	**22.4%**

(1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps.

(2) In January 2023, subsequent to year-end, the Company entered into the First Amendment to Fifth Amended And Restated Credit Agreement, which increased the capacity from $425 million to $625 million.

(3) Before deducting unamortized debt issuance costs.

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through December 31, 2022 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 385,538 194.53$ 75,000$ (821)$ 74,179$ 2nd Quarter - - - - - 3rd Quarter 6,368 179.18 1,141 (131) 1,010 4th Quarter 1,500 163.33 245 (59) 186 TOTAL 2022 393,406 194.17$ 76,386$ (1,011)$ 75,375$ (1) On December 16, 2022, the Company filed with the Securities and Exchange Commission a prospectus supplement in connection with the establishment of a new continuous equity offering program pursuant to which the Company may sell shares of its common stock having an aggregate offering price of up to $750.0 million from time to time in at-the-market offerings or certain other transactions. This new program is intended to replace the Company's former continuous equity offering progam under which the shares in the table above were issued and sold.

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended December 31, 2022 [1]	Years Ended December 31, [2] 2022	2021	2020	2019	2018
Debt	$ 1,861,744	$ 1,861,744	1,451,778	1,310,895	1,182,602	1,105,787
EBITDAre*	90,926	337,536	278,959	245,669	221,517	200,788
DEBT-TO-EBITDAre RATIO*	**5.12**	**5.52**	**5.20**	**5.34**	**5.34**	**5.51**
Debt	$ 1,861,744	$ 1,861,744	1,451,778	1,310,895	1,182,602	1,105,787
Subtract development and value-add properties in lease-up or under construction	(324,831)	(324,831)	(376,611)	(225,964)	(315,794)	(149,860)
Adjusted Debt*	$ 1,536,913	$ 1,536,913	1,075,167	1,084,931	866,808	955,927
EBITDAre*	$ 90,926	$ 337,536	278,959	245,669	221,517	200,788
Adjust for acquisitions as if owned for entire period	5	6,900	4,213	1,906	5,590	1,909
Adjust for development and value-add properties in lease-up or under construction	(438)	(857)	(700)	(1,327)	(2,072)	(304)
Adjust for properties sold during the period	-	(235)	(1,517)	(1,081)	(3,812)	(474)
Pro Forma EBITDAre*	$ 90,493	$ 343,344	280,955	245,167	221,223	201,919
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**4.25**	**4.48**	**3.83**	**4.43**	**3.92**	**4.73**

[1] Quarterly calculations annualize EBITDAre for the quarter.
[2] Yearly calculations use EBITDAre for the 12-month period.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 21 of 24

EASTGROUP PROPERTIES

Outlook for 2023
(Unaudited)

		Low Range		High Range	
		Q1 2023	Y/E 2023	Q1 2023	Y/E 2023
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	33,789	141,496	37,279	150,276
Depreciation and amortization		42,466	179,162	42,466	179,162
Funds from operations attributable to common stockholders*	$	76,255	320,658	79,745	329,438
Diluted shares		43,628	43,902	43,628	43,902
Per share data (diluted):					
Net income attributable to common stockholders	$	0.77	3.22	0.85	3.42
Funds from operations attributable to common stockholders		1.75	7.30	1.83	7.50

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Initial Guidance for Year 2023	Actual for Year 2022
FFO per share	\$7.30 - \$7.50	\$7.00
FFO per share increase over prior year	5.7%	14.9%
Same PNOI growth: cash basis [1]	5.5% - 6.5% [2]	8.9%
Average month-end occupancy - operating portfolio	96.7% - 97.7%	98.0%
Lease termination fee income	\$1.0 million	\$2.7 million
Reserves of uncollectible rent (Currently no identified bad debt for 2023)	\$2.0 million	\$138,000
Development starts:		
Square feet	2.7 million	2.7 million
Projected total investment	\$330 million	\$329 million
Value-add property acquisitions (Projected total investment)	none	\$135 million
Operating property acquisitions	\$50 million	\$378 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	\$70 million	\$52 million
Unsecured debt closing in period	\$350 million at 5.00% weighted average interest rate	\$525 million at 3.82% weighted average interest rate
Common stock issuances	\$100 million	\$75 million
General and administrative expense	\$17.4 million	\$16.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/22 and are projected to be in the operating portfolio through 12/31/23; includes 46,583,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month- to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2021 through December 31, 2022. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.